UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

SELECTA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Grove Street, Watertown, MA 02472
(Address of principal executive offices)(Zip Code)

(617) 923-1400
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	SELB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 16, 2023, Selecta Biosciences, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders. A total of 102,390,960 shares of the Company’s common stock, par value $0.0001 per share (the “common stock”), were present electronically or represented by proxy at the meeting, representing approximately 66.74% of the Company’s outstanding common stock as of the April 17, 2023 record date. The following are the voting results for the proposals considered and voted upon at the meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023, as supplemented on June 13, 2023.

Proposal 1 - Election of three Class I Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Scott D. Myers	57,117,703	12,779,024	32,494,233
Timothy A. Springer, Ph.D.	60,365,992	9,530,735	32,494,233
Patrick Zenner	59,798,777	10,097,950	32,494,233

Based on the votes set forth above, each director nominee was duly elected to serve until the Company’s 2026 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

Proposal 2 - Approval, on a non-binding and advisory basis, of a resolution approving the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
63,731,591	5,090,940	1,074,196	32,494,233

Based on the votes set forth above, the stockholders approved, on a non-binding and advisory basis, a resolution approving the compensation of our named executive officers.

Proposal 3 - Approval of an amendment to the Company’s Restated Certificate of Incorporation, as amended, to change the vote required for stockholders to approve an amendment to the Company's Amended and Restated Bylaws from two-thirds to a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
67,852,901	1,742,501	301,325	32,494,233

The proportion of outstanding shares voting in favor of the amendment to the Company’s Restated Certificate of Incorporation, as amended, was less than two-thirds of the outstanding shares of capital stock of the Company entitled to vote thereon. Based on the results of this proposal, the stockholders did not approve the amendment to the Company’s Restated Certificate of Incorporation, as amended, to change the vote required for stockholders to approve an amendment to the Company's Amended and Restated Bylaws from two-thirds to a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

Proposal 4 - Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
101,433,021	923,103	34,836	—

Based on the votes set forth above, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTA BIOSCIENCES, INC.

Date: June 16, 2023	By:	/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President and Chief Executive Officer